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                                                        Exhibit 10(o)(1)



                                 FIRST AMENDMENT
                                       TO
                             OGLEBAY NORTON COMPANY
               EXCESS AND TRA SUPPLEMENTAL BENEFIT RETIREMENT PLAN
                          (JANUARY 1, 1991 RESTATEMENT)

                           WHEREAS, the Oglebay Norton Company Excess
TRA and Supplemental Benefit Retirement Plan, established effective January 1, 1976, for the purpose of providing benefits to certain salaried employees, is presently maintained under an amended and restated document executed on January 1, 1991 (the "Plan"); and

                           WHEREAS, it is desired further to amend the
Plan;

                           NOW, THEREFORE, the Plan is hereby amended in
the respects hereinafter set forth.

                           1.  Section 1 of Article II of the Plan is
hereby amended, effective as of January 1, 1994, to provide as follows:

                  1. ELIGIBILITY. An Employee who retires, dies, or otherwise terminates his employment with the Company under conditions that make such Employee, his beneficiary, or Contingent Annuitant eligible for a benefit under the Salaried Plan, and whose benefit under the Salaried Plan is limited by Section 415 or Section 401(a)(17) of the Code, shall be eligible for an excess retirement benefit.

                           2.  Section 2 of Article II of the Plan is
hereby amended, effective as of January 1, 1994, to provide as follows:



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                  2. AMOUNT AND PAYMENT. The monthly excess retirement benefit payable to an Employee, his beneficiary, or Contingent Annuitant shall be in such amount as is required, when added to the monthly benefit payable (before the reduction applicable to any optional method of payment) to the Employee, his beneficiary or Contingent Annuitant under the Salaried Plan, to produce an aggregate monthly benefit equal to the monthly benefit which would have been payable (before the reduction applicable to any optional method of payment) to the Employee, his beneficiary or Contingent Annuitant if the limitations of Section 415 and Section 401(a)(17) of the Code had not been in effect. All payments shall be made by the Company from its general assets. The terms of payment of the excess retirement benefit shall be identical to those specified in the Salaried Plan for the type of payment the Employee, his beneficiary or Contingent Annuitant receives under the Salaried Plan.

                           3.  Effective as of January 1, 1994, a new
Article VIII is added to the Plan to provide as follows:

                                  ARTICLE VIII
                                  ------------
                             SPECIAL PAYMENT BENEFIT
                             -----------------------

                  1. ELIGIBILITY. An Employee who retires, dies, or otherwise terminates his employment with the Company and who would have been eligible for the "Special Payment" described in Section 7.11 of the Salaried Plan if he had not been a highly compensated employee for the Plan year in which he retires and had compensation during the Plan year preceding the year of his retirement in excess of the amount specified in Section 7.11, shall be eligible for a special payment benefit.

                  2. AMOUNT AND PAYMENT. The amount and terms of payment of the special payment benefit payable to an Employee shall be determined pursuant to the same terms that such special payment would have been payable to the Employee under Section 7.11 of the Salaried Plan if the Salaried Plan did not exclude any Employee that was a highly compensated employee for the Plan year in which he retires and had compensation during the Plan year preceding the year of his retirement in excess of the amount specified in Section 7.11 of the Salaried Plan.

         All payments shall be made by the Company from its general assets.

                             *      *      *


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                           Executed at Cleveland, Ohio this       day of
                   , 1994.

                                              OGLEBAY NORTON COMPANY

                                              By ___________________________
                                                 Title:

                                              And __________________________
                                                  Title:

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